UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 30, 2026

CALIBERCOS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-41703	47-2426901
(Commission File Number)	(IRS Employer Identification No.)

8901 E. Mountain View Rd. Ste. 150, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

(480) 295-7600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.001	CWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K (“Form 8-K”), on January 30, 2026, CaliberCos Inc. (the Company”) held a special meeting (the "Special Meeting") of its stockholders. At the Special Meeting, among other matters of business acted upon, stockholders approved an amendment (the "Plan Amendment") to the Company's 2024 Equity Incentive Plan, as amended (the "2024 Plan") to (i) increase the number of shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”) available for grant of awards by 1,000,000 shares, and (ii) incorporate provisions for annual increases under the 2024 Plan on the first day of each calendar year, beginning on January 1, 2027 and ending on January 1, 2034, equal to 15% of the total number of shares of Class A Common Stock outstanding on the last day of the immediately preceding calendar year. The board of directors of the Company approved the Plan Amendment to the 2024 Plan, subject to stockholder approval.

A summary description of the terms of the Plan Amendment is set forth in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 7, 2026 (the "Proxy Statement") under the section of the Proxy Statement entitled "PROPOSAL THREE – AMENDMENT TO THE CALIBERCOS INC. 2024 EQUITY INCENTIVE PLAN," which is qualified by reference to the full text of the 2024 Plan, as modified by the Plan Amendment and attached to the Proxy Statement as Annex C, and a copy of the Plan Amendment attached hereto as Exhibit 10.1, both of which are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the authorized number shares of the Company’s Class A Common Stock from 100,000,000 shares to 500,000,000 shares, effective as of 12:01 am E.T. on January 31, 2026 (the “Charter Amendment”).

Immediately following the Special Meeting on January 30, 2026, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware.

A summary description of the Charter Amendment is set forth in the Proxy Statement under the section thereof entitled “PROPOSAL ONE – APPROVAL OF AN AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 100,000,000 SHARES OF CLASS A COMMON STOCK TO 500,000,000 SHARES OF CLASS A COMMON STOCK”. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.

At the Special Meeting, the stockholders were also asked to consider an amendment of the Certificate of Incorporation to permit stockholder action by less than unanimous written consent as presented in the Proxy Statement under the section entitled “PROPOSAL TWO – AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO TAKE ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT”, which required approval by the holders of at least 66 2/3% of the voting power of the shares of Common Stock entitled to vote.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the record date for the Special Meeting of December 31, 2025, there were 6,534,319 shares of Class A Common Stock issued and outstanding and entitled to vote and 370,822 shares of Class B common stock, par value $0.001 per share (the “Class B Common Stock” and, with the Class A Common Stock, the “Common Stock”) issued and outstanding and entitled to vote. Holders of each share of Class A Common Stock are entitled to one (1) vote per share. Holders of each share of Class B Common Stock are entitled to ten (10) votes per share. The Class A Common Stock and Class B Common Stock vote together as a single class. A total of 2,912,227 shares of Common Stock entitled to vote at the Annual Meeting, representing 5,449,075 votes, were present, in person or by proxy, at the Special Meeting, constituting a quorum pursuant to the Company’s Amended and Restated Bylaws, as amended. The final votes on the proposals presented at the Special Meeting are set forth below.

Proposal 1: Amendment of the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Class A Common Stock from 100,000,000 shares to 500,000,000 shares. The stockholders approved the Charter Amendment by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,475,632	751,510	3,577	218,356

Proposal 2: Amendment of the Company’s Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent. The stockholders did not approve the amendment by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,402,754	352,137	8,240	1,685,944

Proposal 3: Amendment of the Company’s 2024 Plan as described in Item 5.02 above. The stockholders approved the Plan Amendment by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,344,626	410,655	7,850	1,685,944

Proposal 4: Adjournment of the Special Meeting, if necessary or appropriate, to approve one or more proposals or establish a quorum. The stockholders approved adjournment by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,738,465	642,066	68,544	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Certificate of Amendment of Certificate of Incorporation
10.1	Amendment of CaliberCos Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CaliberCos Inc.

Date: February 5, 2026

	By:	/s/ John C. Loeffler, II
	Name:	John C. Loeffler, II
	Title:	Chief Executive Officer